   Duff & Phelps
   Utilities
   Tax-Free
   Income Inc.
------------------------------------------------------------
   Annual Report
   October 31, 2000

Letter to Shareholders

December 4, 2000

Dear Shareholder:

Fund Performance

  Duff & Phelps Utilities Tax-Free Income Fund (DTF) provided an attractive level of tax-free income over the past fiscal year ending October 31, 2000.
On October 31st, the stock closed at $12.69. Our
$.0625 cent monthly dividend translates to a tax-free yield of 5.91%. This level of income continues to be generated by a high quality, well-diversified investment portfolio.

  DTF's total return for the one, three, five year periods and since inception is compared to its Lipper Leveraged Municipal Peer Group below:

              ANNUALIZED TOTAL RETURN
                    (10/31/00)

                       One Year     Three Year    Five Year    Since Inception1
DTF2                     9.13%        4.08%         5.29%            7.39%
Lipper Leveraged
Municipal Peer Group     9.47         3.60          5.54             6.79

1 Inception date 11/30/91.
2 Source: Lipper Analytical Services, Inc. Total return of the Fund as calculated for the period ended October 31, 2000 is based on the net asset value and assumes the reinvestment of dividends and distributions. Shares of the Fund are traded on the NYSE. Past performance is no guarantee of future results.

  The Fund's call protection and diversified sector holdings contributed to this performance over these periods. The Fund's diversification by market sector is shown below:

                    FUND DIVERSIFICATION

                Market Sectors
                --------------
                Electric Utilities      20%
                Pollution Control       12
                Water/Sewer Revenue     25
                Pre-Refunded Utilities  11
                Non-Utilities           31
                Cash                    1

General Economic Commentary

  The bond market's volatility has continued throughout the past twelve months as both short-term and long-term U.S. Treasury rates have experienced changes of over 100 basis during this period. This volatile environment has been fueled by several interest rate increases (tighter monetary policy) by the Federal Reserve (Fed) and the U.S. Treasury buyback of longer-term U.S. Treasury debt with a portion of the growing federal budget surplus. These rate increases by the Fed have been in response to the strong U.S. economy and corresponding inflation fears. We expect U.S. Treasury rates to remain volatile over the near-term as the market wrestles with signs of a slowing economy, weakening corporate credit fundamentals, an uncertain political environment, higher energy prices, and the volatile U.S. equity markets.

  The U.S. economy has set a post war record of over nine years of uninterrupted economic expansion. The job market remains tight, while signs of an economic slowdown have begun to appear. The national unemployment rate, which started the year at 4.1%, has declined to 3.9%, the lowest the country has seen in 30 years. However, initial jobless claims have risen recently indicating a potential softening in the employment outlook. Real
GDP (a measure of economic growth) ended the third quarter at 2.7%, the lowest reading since 2Q99 and below the 4.2% and 4.4% recorded in 1999 and 1998 respectively. Inflation, as measured by the Consumer Price Index (CPI), ended the third quarter at approximately 3.1%. CPI has declined since the end of the first quarter despite sharp increases in energy prices as the six rate increases by the Fed over the past 11/2 years appear to be slowing inflation. As such, the fixed income markets are beginning to forecast that the next move by the Fed may be an easing of monetary policy (decrease in rates) by the end of the first half of 2001. We expect the Fed to remain vigilant to ensure that inflation does not overheat and disrupt the financial markets while also paying close attention to the risks of a rapid slowdown in the economy.

The Municipal Market and Your Fund

  The municipal bond market has performed well relative to other fixed income markets over the past twelve months due primarily to the continued strength of municipal credit fundamentals, combined with strong investor interest driven by concerns about deteriorating corporate credit fundamentals and uncertain equity markets. Since the beginning of the year, yields on 30-year municipal bonds have declined by 41 basis points while yields on 2-year municipal bonds have risen by 2 basis points resulting in a flatter municipal yield curve. Also, year-to-date issuance of municipal bonds is lower by approximately 17%. This reduced amount of new issuance has been driven by the lower amount of refundings, off almost 59% through the first ten months of the year, as municipal rates are higher than last year making it less economical for issuers to refinance older, higher cost debt. As such, full year 2000 issuance of municipal bonds is projected to be approximately 20% lower than last year, which should bode well for the market. On the demand side, retail buying has been strong as municipal yields have exceeded 6% at various times this year, while institutional buying, which includes mutual funds and insurance companies, has been soft. With yields on longer-term municipal bonds close to yields of longer term U.S. Treasury bonds, municipals appear very attractive on a relative value basis.

  Within the DTF Fund, our strategy remains consistent as we continue to emphasize higher quality issues, given the narrow yield premium between higher quality and lower quality bonds. The
Fund currently has an average quality rating of AA/Aa with 90% of its issues rated AA or higher.
Within the utility segment of the portfolio, the Fund is well diversified between electric utility, pollution control, and water/sewer issues. The electric utility sector continues to be an area of focus due to the uncertainty surrounding electric deregulation and its ultimate impact on valuations.
While numerous states have adopted various forms of electric utility deregulation, the federal government has been unable to pass a national deregulation plan despite extensive debate. As a result, the portfolio remains well diversified in an effort to minimize exposure to any one sector, with electric utility exposure currently at 20%, which historically is a low level of exposure for the DTF fund.

Outlook

  As we move forward into 2001, factors that could drive the relative value of municipal bonds over the year include: the strength of the U.S. economy and its impact on inflation, additional Federal
Reserve activity including a possible reversal to an easing of monetary policy, legislative developments in the electric utility industry that could change the current tax laws for municipal utility bonds, and lastly, the amount of new municipal supply that the market will experience, especially in light of the significant decline in new issue supply the market has enjoyed through the first ten months of 2000. Finally, should the U.S.
stock market continue to experience the same level of volatility and negative returns that it has experienced over the past few months, nervous investors could move money into tax-exempt issues, which could be positive for the market. In spite of these potential risks, we believe the municipal market represents good relative value at current levels.

  We continue to appreciate your interest in the Duff
& Phelps Utilities Tax-Free Income Fund and look forward to being of continued service in the future.

Sincerely,


Francis E. Jeffries, CFA
Chairman of the Board
President and Chief Executive Officer

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Portfolio of Investments
October 31, 2000

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          LONG-TERM INVESTMENTS--97.5%
                          Alabama--3.2%
                          Jefferson Cnty. Swr.
                            Rev. Capital Impvt.,
Aaa            $ 3,000    5.125%, 2/1/29, Ser. A,
                            F.G.I.C................ $  2,755,020
Aaa              4,000    5.00%, 2/1/33, Ser. A....    3,578,920
                                                    ------------
                                                       6,333,940
                                                    ------------
                          California--16.3%
                          Foothill/Eastern Trans.
                            Corr. Agency Toll Road
                            Rev.,
Aaa              5,640(c) 6.00%, 1/1/34, Ser. A,
                            Prerefunded 1/01/07 @
                            $100...................    6,176,533
                          Fresno Swr. Rev.,
Aaa              3,030    6.00%, 9/1/09,
                            A.M.B.A.C..............    3,379,117
Aaa              2,000    6.25%, 9/1/14,
                            A.M.B.A.C..............    2,303,700
                          Pomona Sngl. Fam. Mtge.
                            Rev.,
Aaa              2,705    7.375%, 8/1/10
                            Escrowed to maturity...    3,059,950
                          Riverside Cnty. Sngl.
                            Fam.
                            Rev., Mtge. Backed
Aaa              2,500    7.80%, 5/1/21, Ser. A,
                            Escrowed to maturity...    3,231,025
                          San Bernardino Cnty.
                            Residential Mtge. Rev.,
Aaa              7,840    9.60%, 9/1/15
                          Escrowed to maturity.....   11,644,360
                          Santa Monica Waste Wtr.
                            Enterprise Rev.,
                            Hyperion Proj.,
A1               2,000(c) 6.70%, 1/1/22, Ser. A,
                            Prerefunded 1/1/02 @
                            $102...................    2,099,240
                                                    ------------
                                                      31,893,925
                                                    ------------
                          Colorado--2.0%
                          Colorado Hsg. Fin. Auth.,
                            Sngl. Fam. Prog.,
Aa2              1,125    8.00%, 6/1/25............    1,194,098
Aa2                400    8.125%, 6/1/25...........      428,004
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Colorado Springs Utils.
                            Rev.,
Aa2            $ 2,300    6.50%, 11/15/15, Ser.
                            A...................... $  2,387,423
                                                    ------------
                                                       4,009,525
                                                    ------------
                          Connecticut--3.4%
                          Connecticut St. Airport
                            Rev.,
Aaa              3,000    7.65%, 10/1/12,
                            F.G.I.C................    3,318,720
                          Mashantucket Western
                            Pequot Tribe
                            Connecticut Spl. Rev.,
Baa3             3,500    5.75%, 9/1/18, Ser. B....    3,291,610
                                                    ------------
                                                       6,610,330
                                                    ------------
                          Delaware--1.9%
                          Delaware St., Econ. Dev.
                            Auth. Rev., Delmarva
                            Pwr.
Aaa              3,500    6.75%, 5/1/19, Ser. B,
                            A.M.B.A.C..............    3,656,625
                                                    ------------
                          Florida--3.8%
                          Dade Cnty. Wtr. & Swr.
                            Sys. Rev.,
Aaa              3,000    5.25%, 10/1/26,
                            F.G.I.C................    2,872,950
                          St. Petersburg Public
                            Utility
                            Rev., Ser. A,
Aaa              5,000    5.00%, 10/1/28, F.S.A....    4,579,350
                                                    ------------
                                                       7,452,300
                                                    ------------
                          Georgia--9.5%
                          Atlanta Wtr. & Waste
                            Rev., Ser. A,
Aaa              5,000    5.00%, 11/1/29, F.G.I.C.     4,522,000
Aaa              1,500    5.00%, 11/1/38,
                            F.G.I.C................    1,334,175
                          De Kalb Cnty. Wtr. &
                            Sewage Rev.,
Aa2              4,000    5.00%, 10/1/24...........    3,680,680
                          Georgia Mun. Elec. Auth.
                            Pwr.
                            Rev.,
Aaa              2,615    6.40%, 1/1/13, Ser. Y,
                            A.M.B.A.C..............    2,927,702
                          Georgia Mun. Elec. Auth.
                            Rev.,
Aaa              5,500    6.50%, 1/1/20, Ser. X,
                            A.M.B.A.C..............    6,216,375
                                                    ------------
                                                      18,680,932
                                                    ------------

                                          See Notes to Financial Statements.
                                       4

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Idaho--3.4%
                          Idaho Hsg. Agcy.,
                            Sngl. Fam. Mtge.
                            Senior,
Aa1            $ 3,680    6.65%, 7/1/14, Ser. B.... $  3,793,050
Aaa              2,765    6.60%, 7/1/27, Ser. B....    2,819,249
                                                    ------------
                                                       6,612,299
                                                    ------------
                          Illinois--4.7%
                          Chicago Gas Supply Rev.,
                            (People's Gas, Lt. &
                            Coke Co.),
Aa3              4,600    6.875%, 3/1/15...........    4,804,148
                          Chicago Gen. Oblig.,
Aaa              4,000    6.25%, 1/1/11,
                            A.M.B.A.C..............    4,424,640
                                                    ------------
                                                       9,228,788
                                                    ------------
                          Indiana--2.8%
                          Indiana Mun. Pwr. Agcy.,
                            Pwr. Supply Sys. Rev.,
Aaa              5,000    6.00%, 1/1/13, Ser. B,
                            M.B.I.A................    5,408,550
                                                    ------------
                          Kentucky--0.9%
                          Louisville & Jefferson
                            Cnty. Met. Swr.
                            District
                            Swr. & Drainage Sys.
                            Rev.,
Aaa              2,000    5.00%, 5/15/30,
                            F.G.I.C................    1,811,580
                                                    ------------
                          Louisiana--0.7%
                          St. Charles Parish, Solid
                            Waste
                            Disp. Rev.,
                            (Louisiana Pwr. & Lt.
                            Co.),
Aaa              1,250    7.00%, 12/1/22, F.S.A....    1,315,763
                                                    ------------
                          Massachusetts--5.0%
                          Boston Wtr. & Swr.
                            Commission Rev.,
Aaa              2,000    5.00%, 11/1/28, Ser. D,
                            F.G.I.C................    1,798,100
                          Massachusetts St. Tpk.
                            Auth.,
                            Metropolitan Highway
                            Sys. Rev.,
Aaa              2,355    5.125%, 1/1/23, Ser. B...    2,216,620
                          Massachusetts St., Wtr.
                            Res. Auth.,
Aaa              5,330(c) 7.00%, 8/1/13, Ser. A,
                            M.B.I.A.,
                            Prerefunded 8/1/04 @
                            $101 1/2...............    5,861,987
                                                    ------------
                                                       9,876,707
                                                    ------------
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Nebraska--2.8%
                          Omaha Pub. Pwr. Dist.,
                            Elec. Rev.,
Aa2            $ 2,500    6.15%, 2/1/12, Ser. B,
                            Escrowed to maturity... $  2,748,350
Aa2              2,500    6.20%, 2/1/17, Ser. B,
                            Escrowed to maturity...    2,736,400
                                                    ------------
                                                       5,484,750
                                                    ------------
                          New York--11.0%
                          Long Island Pwr. Auth.
                            Elec. Sys. Rev.,
Aaa              4,000    5.25%, 12/1/26, Ser. A,
                            M.B.I.A................    3,793,240
                          New York City Mun. Wtr.
                            Fin. Auth. Wtr & Swr.
                            Sys. Rev.,
Aaa              5,000    5.00%, 6/15/29, Ser. B,
                            F.S.A..................    4,541,200
                          New York St. Dorm. Auth.
                            Rev.,
                            Comsewogue Pub. Lib.
                            Insd.,
Aaa              2,485    6.00%, 7/1/15,
                            M.B.I.A................    2,602,714
                          New York St. Energy
                            Research & Dev. Auth.
                            Facs. Rev.,
                            (Con Edison Co. of
                            N.Y.),
A1               4,000    7.125%, 12/1/29..........    4,310,880
                          New York St. Envir. Fac.
                            Corp.
                            Poll. Ctrl. Rev.,
Aaa              5,000    6.90%, 11/15/15, Ser.
                            D......................    5,442,600
                          Suffolk Cnty. Ind. Dev.
                            Agcy.
                            Ind. Dev., Rev.,
                            (Nissequogue Cogen
                            Partners),
NR               1,000    5.50%, 1/1/23............      849,110
                                                    ------------
                                                      21,539,744
                                                    ------------
                          Pennsylvania--1.5%
                          Montgomery Cnty. Ind.
                            Dev.,
                            Auth., Poll. Ctrl.
                            Rev.,
                            (PECO Energy Co.,)
Aaa              3,000    6.70%, 12/1/21, M.B.I.A.     3,112,740
                                                    ------------
                          Tennessee--1.7%
                          Tennessee Hsg. Dev.
                            Agcy., Mtge. Finance,
Aaa              3,135    6.15%, 7/1/15, Ser. B,
                            M.B.I.A................    3,245,039
                                                    ------------
                          Texas--7.5%
                          Bexar Met. Wtr. Dist.
                            Waterworks Sys. Rev.,
Aaa              2,500    5.00%, 5/1/25,
                            M.B.I.A................    2,285,825

                                          See Notes to Financial Statements.
                                       5

----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Texas (cont'd.)
                          Coastal Wtr. Auth.
                            Contract Rev.,
                            City Of Houston Proj.,
Aaa            $ 4,000    5.00%, 12/15/25,
                            F.S.A.................. $  3,627,200
                          Harris Cnty. Toll Road
                            Sub. Lien,
Aa2              1,650    7.00%, 8/15/10, Ser. A...    1,920,913
                          Houston Wtr. & Swr. Sys.
                            Rev.,
Aaa              3,500    5.00%, 12/1/28, Ser. A...    3,162,740
                          San Antonio Elec. & Gas
                            Rev.,
Aa1              4,000    5.00%, 2/1/18, Ser. A....    3,733,040
                                                    ------------
                                                      14,729,718
                                                    ------------
                          Virginia--1.8%
                          Henrico Cnty. Wtr. & Swr.
                            Rev.,
Aa2              3,985    5.00%, 5/1/28............    3,620,970
                                                    ------------
                          Washington--11.5%
                          Conservation & Renewable
                            Energy Sys.
                            Conservation
                            Proj. Rev.,
Aa1              2,600    6.875%, 10/1/11..........    2,819,024
                          Lewis Cnty. Pub. Utils.
                            Dist. No. 1, Cowlitz
                            Falls Hydroelectric
                            Proj. Rev.,
Aaa              5,000(c) 7.00%, 10/1/22,
                            Prerefunded 10/1/01 @
                            $102...................    5,215,050
                          Snohomish Cnty., Pub.
                            Utils.
                            Dist. No. 1 Elec. Rev.,
A1               1,500    6.90%, 1/1/06, Ser. A....    1,534,905
A1               8,000    5.80%, 1/1/24............    7,751,760
                          Washington St. Pub. Pwr.
                            Supply,
                            Nuclear Proj. No. 1
                            Rev.,
Aaa              2,500(c) 6.875%, 7/1/17, Ser. A,
                            Prerefunded 7/1/01 @
                            $102...................    2,589,600
                          Nuclear Proj. No. 2 Rev.,
Aa1              2,400    6.00%, 7/1/07, Ser. A....    2,558,256
                                                    ------------
                                                      22,468,595
                                                    ------------
----------------------------------------------------------
  Moody's     Principal
   Rating      Amount                                  Value
(Unaudited)     (000)          Description (a)        (Note 1)
----------------------------------------------------------
                          Wyoming--2.1%
                          Wyoming St. Farm Loan
                            Board Capital Fac.
                            Rev.,
AA-*           $ 4,000    5.75%, 10/1/20........... $  4,141,960
                                                    ------------
                          Total long-term
                            investments
                            (cost $180,627,083)....  191,234,780
                                                    ------------
                          SHORT-TERM INVESTMENTS--2.7%
                          California Poll. Ctrl.
                            Fin. Auth. Rev.,
                            So. Cal. Ed., Ser. 86B,
VMIG1              300    4.65%, 11/1/00,
                            F.R.D.D................      300,000
                          Goldman Sachs Tax Exempt
                            Money Market Fund,
NR               5,092    3.94%,...................    5,091,976
                                                    ------------
                          Total short-term
                            investments
                            (cost $5,391,976)......    5,391,976
                                                    ------------
                          Total Investments--100.2%
                            (cost $186,019,059)....  196,626,756
                          Liabilities in excess of
                            other assets--(0.2%)...     (467,403)
                                                    ------------
                          Net Assets--100%......... $196,159,353
                                                    ------------
                                                    ------------

---------------
(a) The following abbreviations are used in portfolio descriptions:
  A.M.B.A.C.--American Municipal Bond Assurance Corporation.
    M.B.I.A.--Municipal Bond Insurance Association.
    F.G.I.C.--Financial Guarantee Insurance Company.
    F.S.A.--Financial Security Assurance Inc.
    F.R.D.D.--Floating Rate Daily Demand Note(b).
(b) For purposes of amortized cost valuation, the maturity date of Floating Rate Demand Notes is considered to be the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(c) Prerefunded issues are secured by escrowed cash and/or direct U.S. guaranteed obligations.
* Standard & Poor's rating.
  NR--Not Rated by Moody's or Standard & Poor's.
                                          See Notes to Financial Statements.
                                       6

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Assets and Liabilities
October 31, 2000
----------------------------------------------------------

Assets
Investments, at value (cost
  $186,019,059)........................   $196,626,756
Cash...................................        162,181
Interest receivable....................      3,351,614
                                          ------------
  Total assets.........................    200,140,551
                                          ------------
Liabilities
Payable for investments purchased......      3,684,627
Accrued expenses.......................        114,107
Advisory fee payable (Note 2)..........         92,558
Dividends payable......................         62,139
Administration fee payable (Note 2)....         27,767
                                          ------------
  Total liabilities....................      3,981,198
                                          ------------
Net Assets.............................   $196,159,353
                                          ------------
                                          ------------
Capital
Remarketed preferred stock ($.01 par
  value; 1,300 preferred shares, issued
  and outstanding, liquidation preference
  $50,000 per share; Note 4)...........   $ 65,000,000
                                          ------------
Common stock at par ($.01 par value;
  600,000,000 shares authorized and
  8,507,456issued and outstanding).....         85,075
Paid-in capital........................    120,408,778
Undistributed net investment income....        243,163
Accumulated net realized loss on
  investments..........................       (185,360)
Net unrealized appreciation on
  investments..........................     10,607,697
                                          ------------
  Net assets applicable to common stock
    (equivalent to $15.42 per share
    based on 8,507,456 shares
    outstanding).......................    131,159,353
                                          ------------
  Total capital (Net assets)...........   $196,159,353
                                          ------------
                                          ------------

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Operations
Year Ended October 31, 2000
----------------------------------------------------------

Net Investment Income
Income
  Interest..............................   $11,347,649
                                           -----------
Expenses
  Investment advisory fee...............       964,584
  Administration fee....................       289,375
  Remarketing expense...................       162,500
  Directors' fees and expenses..........       125,000
  Custodian's fees and expenses.........        70,000
  Audit fee and expenses................        42,000
  Reports to shareholders...............        38,000
  Transfer agent's fees and expenses....        30,000
  Legal fees and expenses...............        21,000
  Registration expenses.................        17,000
  Miscellaneous.........................         5,800
                                           -----------
    Total expenses......................     1,765,259
                                           -----------
Net investment income...................     9,582,390
                                           -----------
Realized and Unrealized Gain
on Investments
Net realized gain on investment
  transactions..........................       110,084
Net change in unrealized appreciation on
  investments...........................     4,213,584
                                           -----------
Net realized and unrealized gain on
  investments...........................     4,323,668
                                           -----------
Net Increase in Net Assets
Resulting from Operations...............   $13,906,058
                                           -----------
                                           -----------

See Notes to Financial Statements.        See Notes to Financial Statements.
                                       7

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Statement of Changes
In Net Assets
----------------------------------------------------------

                                 Year Ended October 31,
Increase (Decrease)            ---------------------------
in Net Assets                      2000           1999
                               ------------   ------------
Operations:
  Net investment income......  $  9,582,390   $  9,666,246
  Net realized gain (loss) on
    investment transactions..       110,084       (123,315)
  Net change in unrealized
    appreciation/depreciation
    of investments...........     4,213,584    (13,390,205)
                               ------------   ------------
  Net increase (decrease) in
    net assets resulting from
    operations...............    13,906,058     (3,847,274)
Dividends and distributions:
  Dividends to common
    shareholders from net
    investment income........    (7,256,711)    (8,157,027)
  Dividends to preferred
    shareholders from net
    investment income........    (2,728,990)    (2,110,264)
Capital share transactions
  (Note 4):
  Value of Fund shares issued
    to shareholders in
    reinvestment of
    dividends................            --        888,334
                               ------------   ------------
Total increase (decrease)....     3,920,357    (13,226,231)
Net Assets
Beginning of year(a).........   192,238,996    205,465,227
                               ------------   ------------
End of year(a)(b)............  $196,159,353   $192,238,996
                               ------------   ------------
                               ------------   ------------
---------------
(a) Includes $65,000,000 in preferred
  stock.
(b) Includes undistributed
  net investment income of...  $    243,163   $    588,192
                               ------------   ------------
                               ------------   ------------

See Notes to Financial Statements.
                                       8

-------------------------------------------------------------------------------
DUFF & PHELPS UTILITIES TAX-FREE INCOME INC.
Financial Highlights
-------------------------------------------------------------------------------

                                                                        Year Ended October 31,
PER SHARE OPERATING PERFORMANCE OF COMMON           --------------------------------------------------------------
SHAREHOLDERS:                                          2000          1999         1998         1997         1996
                                                    ----------     --------     --------     --------     --------
Net asset value, beginning of year...............    $   14.96     $  16.62     $  16.28     $  15.84     $  15.90
                                                    ----------     --------     --------     --------     --------
  Net investment income(d).......................         1.13         1.14         1.17         1.18         1.21
  Net realized and unrealized gain (loss) on
  investments(d).................................          .50        (1.59)         .41          .50           --
                                                    ----------     --------     --------     --------     --------
Net increase (decrease) from investment
  operations.....................................         1.63         (.45)        1.58         1.68         1.21
                                                    ----------     --------     --------     --------     --------
Dividends from net investment income to:
  Preferred shareholders.........................         (.32)        (.25)        (.28)        (.28)        (.27)
                                                    ----------     --------     --------     --------     --------
  Common shareholders............................         (.85)        (.96)(e)     (.96)        (.96)        (.96)
                                                    ----------     --------     --------     --------     --------
Distributions from net realized gains to:
  Preferred shareholders.........................           --           --           --           --         (.01)
                                                    ----------     --------     --------     --------     --------
  Common shareholders............................           --           --           --           --         (.03)
                                                    ----------     --------     --------     --------     --------
Net asset value, end of year(a)..................    $   15.42     $  14.96     $  16.62     $  16.28     $  15.84
                                                    ----------     --------     --------     --------     --------
Per share market value, end of year(a)...........    $   12.69     $  14.13     $  17.31     $  16.00     $  15.13
                                                    ----------     --------     --------     --------     --------
TOTAL INVESTMENT RETURN OF COMMON
SHAREHOLDERS(b)..................................        (4.08)%     (13.34)%      11.41%       12.42%       12.19%
RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:(c)
Operating expenses...............................         1.38%        1.39%        1.34%        1.35%        1.35%
Net investment income............................         7.51%        7.10%        7.18%        7.46%        7.69%
SUPPLEMENTAL DATA:
Average net assets of common shareholders
  (000)..........................................    $ 127,639     $136,111     $137,680     $133,055     $132,361
Portfolio turnover rate..........................           26%           6%           0%           5%          10%
Net assets of common shareholders, end of year
  (000)..........................................    $ 131,159     $127,239     $140,465     $136,817     $132,678
Asset coverage per share of preferred stock, end
  of year........................................    $ 150,892     $147,876     $158,050     $155,243     $152,126
Preferred stock outstanding (000)................    $  65,000     $ 65,000     $ 65,000     $ 65,000     $ 65,000

---------------
(a) NAV and market value are published in The Wall Street Journal each Monday.
(b) Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market value on the last day of each period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Brokerage commissions are not reflected.
(c) Ratios calculated on the basis of income and expenses applicable to both the common and preferred shares relative to the average net assets of common shareholders. Ratios do not reflect the effect of dividend payments to preferred shareholders.
(d) Calculated based upon weighted average shares outstanding during the period.
(e) The unrounded amount is $0.955.
See Notes to Financial Statements.
                                       9

----------------------------------------------------------
DUFF & PHELPS UTILITIES
TAX-FREE INCOME INC.
Notes to Financial Statements
----------------------------------------------------------

   Duff & Phelps Utilities Tax-Free Income Inc. (the 'Fund') was organized in Maryland on September 24, 1991 as a diversified, closed-end management investment company. The Fund had no operations until November 20, 1991 when it sold 8,000 shares of common stock for $112,400 to Duff & Phelps Corporation. Investment operations commenced on November 29, 1991.

   The Fund's investment objective is current income exempt from regular federal income tax consistent with preservation of capital. The Fund will seek to achieve its investment objective by investing primarily in a diversified portfolio of investment grade tax-exempt utility obligations. The ability of the issuers of the securities held by the Fund to meet their obligations may be affected by economic developments in a specific state, industry or region.

Note 1. Significant           The following is a summary of
Accounting Policies           significant accounting policies
                              followed by the Fund in the preparation of its
financial statements.

Securities Valuation: The Fund values its fixed income securities by using market quotations, prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established by the Board of Directors of the Fund. The relative liquidity of some securities in the Fund's portfolio may adversely affect the ability of the Fund to accurately value such securities. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

   Debt securities having a remaining maturity of 60 days or less when purchased and debt securities originally purchased with maturities in excess of 60 days but which currently have maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts.
Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of securities are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Fund amortizes premiums and accretes original issue discount on securities using the effective interest method.

Federal Income Taxes: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders to qualify as a regulated investment company. For this reason, no federal income tax provision is required.

Dividends and Distributions: The Fund will declare and pay dividends to common shareholders monthly from net investment income. Net long-term capital gains, if any, in excess of loss carryforwards are expected to be distributed annually. The Fund will make a determination at the end of its fiscal year as to whether to retain or distribute such gains. Dividends and distributions are recorded on the ex-dividend date. Dividends to preferred shareholders are accrued on a weekly basis and are determined as described in Note 4.

   Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from investment income and capital gains recorded in accordance with generally accepted accounting principles.

Use of Estimates: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with the American Institute of Certified Public Accountants, Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income; Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase accumulated net realized loss on investments and increase undistributed net investment income by $58,282, due to the sale of securities purchased with market discount during the year ended October 31, 2000. Net investment income, net realized gains and net assets were not affected by this change.

Note 2. Agreements           The Fund has an Advisory
                             Agreement with Duff & Phelps Investment Management
Co. (the 'Adviser'), a subsidiary of Phoenix Duff & Phelps Corporation, and an Administration Agreement with Prudential Investments Fund Management LLC ('PIFM'), a wholly owned subsidiary of The Prudential Insurance Company of America.
                                       10

   The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of .50% of the Fund's average weekly managed assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of .15% of the Fund's average weekly managed assets.

   Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Fund who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Fund. The Fund bears all other costs and expenses.

Note 3. Portfolio             Purchases and sales of invest-
Securities                    ment securities, other than
                              short-term investments, for the fiscal year ended
October 31, 2000 aggregated $48,487,133 and $48,783,045, respectively.

   The Federal income tax basis of the Fund's investments at October 31, 2000 was substantially the same as the basis for financial reporting and, accordingly, net unrealized appreciation for federal income tax purposes was $10,607,697 (gross unrealized appreciation--$11,018,960; gross unrealized depreciation--$411,263).

   The Fund had a capital loss carryforward as of October 31, 2000 of approximately $185,400, of which $62,100 expires in 2006 and $123,300 expires in 2007. Accordingly, no capital gains distribution is expected to be paid to shareholders until net realized gains have been realized in excess of such amounts.

Note 4. Capital               There are 600 million shares
                              of $.01 par value common stock authorized.

   During the year ended October 31, 2000 the Fund did not issue any common shares in connection with the reinvestment of dividends. For the year ended October 31, 1999 the Fund issued 54,970 common shares in connection with the reinvestment of dividends.

   The Fund's Articles of Incorporation authorize the issuance of Remarketed Preferred Stock ('RP'). Accordingly, the Fund issued 1,300 shares of RP on February 4, 1992. The RP has a liquidation value of $50,000 per share plus any accumulated but unpaid dividends.

   Dividends on shares of RP are cumulative from their date of original issue and payable on each dividend payment date. Dividend rates ranged from 3.44% to 5.50% during the year ended October 31, 2000.

   Under the Investment Company Act of 1940, the Fund may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

   The RP is redeemable at the option of the Fund, in whole or in part, on any dividend payment date at $50,000 per share plus any accumulated or unpaid dividends whether or not declared. The RP is also subject to a mandatory redemption at $50,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Fund as set forth in the Articles of Incorporation are not satisfied.

   The holders of RP have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of RP are also entitled to elect two of the Fund's directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred shares, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends             Subsequent to October 31,
                              2000, dividends declared and paid on preferred
shares totalled $216,521. On November 1, 2000, the Board of Directors of the Fund declared a dividend of $.0625 per common share payable on November 30, to common shareholders of record on November 15. On November 16, 2000, the Board of Directors approved a dividend of $.0625 per common share to be declared on December 1, 2000 payable on December 29, to common shareholders of record on December 15.
                                       11

-------------------------------------------------------------------------------
                         REPORT OF INDEPENDENT AUDITORS
-------------------------------------------------------------------------------

To the Shareholders and Board of Directors
Duff and Phelps Utilities Tax-Free Income Inc.

   We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Duff & Phelps Utilities Tax-Free Income Inc. (the 'Fund') as of October 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the fiscal years since 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of October 31, 2000 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Duff and Phelps Utilities Tax-Free Income Inc. at October 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and financial highlights for each of the fiscal years since 1995, in conformity with accounting principles generally accepted in the United States.

                                                       Ernst & Young LLP
Chicago, Illinois
November 20, 2000

-------------------------------------------------------------------------------
                         FEDERAL INCOME TAX INFORMATION
-------------------------------------------------------------------------------

   We are required by the Internal Revenue Code to advise you within 60 days of the Fund's fiscal year end (October 31, 2000) as to the federal tax status of dividends paid by the Fund during such fiscal year. Accordingly, we are advising you that in the fiscal year ended October 31, 2000, all dividends paid from net investment income were federally tax-exempt interest dividends.

-------------------------------------------------------------------------------
OTHER INFORMATION (Unaudited)
-------------------------------------------------------------------------------

   Pursuant to certain rules of the Securities and Exchange Commission the following additional disclosure is required.

   Pursuant to the Fund's Dividend Reinvestment Plan (the 'Plan'), common shareholders may elect to have all distributions of dividends and capital gains automatically reinvested by State Street Bank & Trust Company (the 'Plan Agent') in shares of common stock of the Fund ('Fund Shares') pursuant to the Plan; provided that such election is subject to the power of the Board of Directors to declare capital gains distributions in the form of stock (if such a declaration is made by the Board of Directors, all shareholders who do not elect to receive cash will receive the distribution in the form of stock whether or not they elect to participate in the Plan). Common shareholders who do not participate in the Plan will receive all distributions in cash (except as described above) paid by check in United States dollars mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Custodian, as dividend disbursing agent. Common shareholders who wish to participate in the Plan should contact the Fund at P.O. Box 8200, Boston, Massachusetts, 02266 or call toll free (800) 451-6788.

   The Plan Agent serves as agent for the common shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund Shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of Fund Shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund Shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of Fund Shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the board of directors precludes reinvestment in Fund Shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund Shares in the open market, on the New York Stock Exchange, other national securities exchanges on which the Fund's common stock is listed or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of a Fund Share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of Fund Shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

   Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Fund Shares and a cash payment will be made for any fraction of a Fund Share.

   There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. There will be no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

   Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Fund at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all common shareholders of the Fund. All correspondence concerning the Plan should be directed to the Fund at the address on the front of this report.

   The Plan has been amended to permit Plan participants periodically to purchase additional common shares through the Plan by delivering to the Plan Agent a check for at least $100, but not more than $5,000, in any month. The Plan Agent will use the funds to purchase shares in the open market or in private transactions as described above with respect to reinvestment of dividends and distributions. This amendment to the Plan was approved by the Board on May 27, 1998 and is effective September 1, 1998. Thereafter, purchases made pursuant to the Plan will be made commencing at the time of the first dividend or distribution payment following the second business day after receipt of the funds for additional purchases, and may be aggregated with purchases of shares for reinvestment of the dividends and distributions. Shares will be allocated to the accounts of participants purchasing additional shares at the average price per share, plus a service charge imposed by the Plan Agent and brokerage commissions (or equivalent purchase costs) paid by the Plan Agent for all shares purchased by it, including for reinvestment of dividends and distributions. Checks drawn on a foreign bank are subject to collection and collection fees, and will be invested at the time of the next distribution after funds are collected by the Plan Agent.

   The Plan Agent will make every effort to invest funds promptly, and in no event more than 30 days after the Plan Agent receives a dividend or distribution, except where postponement is deemed necessary to comply with applicable provisions of the federal securities laws.

   Funds sent to the Plan Agent for voluntary additional share investment may be recalled by the participant by written notice received by the Plan Agent not later than two business days before the next distribution payment date. If for any reason a regular monthly distribution is not paid by the Fund, funds for voluntary additional share investment will be returned to the participant, unless the participant specifically directs that they continue to be held by the Plan Agent for subsequent investment.

   There have been no material changes in the Fund's investment objectives or policies, charter or by-laws and principal risk factors associated with investment in the Fund.

   At annual shareholder meetings held on May 31, 2000, shareholders elected E. Virgil Conway, Harry Dalzell-Payne and Everett L. Morris as directors of the Fund and also approved the selection of Ernst & Young LLP as the independent auditors for the Fund for the fiscal year ending October 31, 2000. Francis E. Jeffries, William W. Crawford, William N. Georgeson, Philip R. McLoughlin, Eileen A. Moran and Richard A. Pavia were not up for election and their terms accordingly continued after the date of such meetings. The results of the matters voted upon were as follows:

                                                                                     Number of Shares
                                                                   ----------------------------------------------------
                                                                                   Withheld
                                                                       For        Authority      Against       Abstain
                                                                   -----------    ----------    ---------     ---------
Election of E. Virgil Conway 1                                       7,337,063       114,676
Election of Harry Dalzell-Payne 1                                    7,346,290       105,449
Selection of Ernst & Young LLP 1                                     7,365,600                     46,542        39,597
Election of Everett L. Morris 2                                          1,095            18

1The number of common shares issued outstanding and eligible to vote were 8,507,456. Quorum was 7,450,626 or 87.57% of eligible voting shares.

2The number of remarketed shares outstanding and eligible to vote as a separate class were 1,300 of which 1,113 (85.62%) were voted.

         THIS PAGE INTENTIONALLY LEFT BLANK

------------------------------------------------------
            Directors
            Francis E. Jeffries, Chairman
            E. Virgil Conway
            William W. Crawford
            William N. Georgeson
            Philip R. McLoughlin
            Everett L. Morris
            Eileen A. Moran
            Richard A. Pavia
            Harry Dalzell-Payne

            Officers
            Francis E. Jeffries, President & Chief Executive
              Officer
            James D. Wehr, Vice President & Chief Investment
              Officer
            Timothy M. Heaney, Vice President
            Nancy Engberg, Secretary, Vice President & Counsel
            Alan M. Meder, Treasurer & Assistant
              Secretary

            Investment Adviser
            Duff & Phelps Investment Management Co.
            55 East Monroe Street
            Suite 3600
            Chicago, IL 60603
            (312) 263-2610

            Administrator
            Prudential Investments Fund Management LLC
            Gateway Center Three
            100 Mulberry Street
            Newark, NJ 07102-4077
            Call toll free (800) 225-1852

            Custodian and Transfer Agent
            State Street Bank and Trust Company
            One Heritage Drive
            North Quincy, MA 02171
            Call toll free (800) 451-6788

            Independent Auditors
            Ernst & Young LLP
            233 South Wacker Drive
            Chicago, IL 60606

            Legal Counsel
            Skadden, Arps, Slate, Meagher & Flom (Illinois)
            333 West Wacker Drive
            Chicago, IL 60606

              This report is for stockholder information. This is not a
            prospectus intended for use in the purchase or sale of Fund shares.

            264325101